SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 30, 2001
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-51636 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal executive offices)		92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 1.4
EXHIBIT 4.10
EXHIBIT 4.11
EXHIBIT 10.3

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated July 24, 2001 and the related Prospectus Supplement dated July 24, 2001, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes Series 2001-C, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the “Notes” or the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston Corporation (“CS First Boston”) and Salomon Smith Barney (“Salomon” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of July 24, 2001 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

     The Notes were issued pursuant to an Indenture dated as of July 1, 2001 (the “Indenture”) among Onyx Acceptance Owner Trust 2001-C (the “Trust”) and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.10.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of July 1, 2001 (the “Trust Agreement”) among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.11.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of July 1, 2001 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.3. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $165,277,644.29 (the “Initial Cut-Off Pool Balance”) as of July 1, 2001 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but before July 26, 2001 (the “Subsequent Cut-Off Date”) with a total principal balance of $115,031,978.74 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $119,690,376.97 in a segregated trust account

(the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on October 26, 2001.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$165,277,644.29

Number of contracts	12,156

Average principal balance outstanding	$13,596.38

Average original amount financed	$13,710.21

Original amount financed (range)	$1,672.18 to $68,509.38

Weighted average APR	12.32%

APR (range)	3.90% to 25.00%

Weighted average original term	57.86 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	57.42 mos.

Remaining term (range)	7 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number
	of	% of		% of Initial
	Initial	Initial	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	819	6.74%	$14,429,669.15	8.73%

7.001% to 8.000%	1,115	9.17%	20,135,381.86	12.18%

8.001% to 9.000%	1,094	9.00%	18,499,941.52	11.19%

9.001% to 10.000%	981	8.07%	14,406,955.79	8.72%

10.001% to 11.000%	752	6.19%	10,690,787.08	6.47%

11.001% to 12.000%	732	6.02%	10,028,207.53	6.07%

12.001% to 13.000%	788	6.48%	10,031,169.01	6.07%

13.001% to 14.000%	855	7.03%	11,071,785.27	6.70%

14.001% to 15.000%	1,023	8.42%	12,681,433.30	7.67%

15.001% to 16.000%	957	7.87%	11,605,010.57	7.02%

16.001% to 17.000%	800	6.58%	9,150,410.22	5.54%

17.001% to 18.000%	690	5.68%	7,720,924.78	4.67%

18.001% to 19.000%	437	3.59%	4,589,307.00	2.78%

19.001% to 20.000%	347	2.85%	3,524,585.35	2.13%

20.001% to 21.000%	413	3.40%	3,953,126.33	2.39%

Over 21.000%	353	2.90%	2,958,949.53	1.67%

Totals	12,156	100.00%*	$165,277,644.29	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number of	% of		% of
	Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	124	1.02%	$1,786,769.82	1.08%

Arizona	456	3.75%	5,790,257.29	3.50%

California	2,910	23.94%	42,755,721.58	25.87%

Colorado	159	1.31%	1,766,735.73	1.07%

Connecticut	13	0.11%	142,604.37	0.09%

Delaware	156	1.28%	1,808,160.73	1.09%

Florida	882	7.26%	11,398,372.40	6.90%

Georgia	597	4.91%	8,676,518.73	5.25%

Idaho	115	0.95%	1,377,879.43	0.83%

Illinois	688	5.66%	9,212,065.84	5.57%

Indiana	222	1.83%	2,694,809.53	1.63%

Iowa	97	0.80%	1,281,861.62	0.78%

Kansas	73	0.60%	969,766.83	0.59%

Kentucky	143	1.18%	1,834,914.16	1.11%

Maryland	363	2.99%	5,102,531.34	3.09%

Massachusetts	175	1.44%	2,333,904.25	1.41%

Michigan	746	6.14%	10,308,275.60	6.24%

Minnesota	124	1.02%	1,666,813.66	1.01%

Missouri	226	1.86%	3,072,073.09	1.86%

Montana	16	0.13%	203,371.64	0.12%

Nebraska	31	0.26%	434,079.19	0.26%

Nevada	333	2.74%	4,563,203.40	2.76%

New Jersey	702	5.77%	8,864,487.12	5.36%

North Carolina	372	3.06%	5,071,463.92	3.07%

Oklahoma	144	1.18%	1,919,059.15	1.16%

Oregon	145	1.19%	1,964,939.08	1.19%

Pennsylvania	361	2.97%	4,420,266.99	2.67%

South Carolina	170	1.40%	2,129,650.38	1.29%

Tennessee	189	1.55%	2,560,715.33	1.55%

Texas	480	3.95%	6,463,760.03	3.91%

Utah	87	0.72%	1,138,460.33	0.69%

Virginia	619	5.09%	8,576,071.88	5.19%

Washington	207	1.70%	2,629,548.61	1.59%

West Virginia	31	0.26%	358,531.24	0.22%

Totals	12,156	100.00%*	165,277,644.29	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$115,031,978.74

Number of Contracts	9,379

Average principal balance outstanding	$12,264.84

Average original amount financed	$14,120.41

Original amount financed (range)	$1,145.85 to $73,786.00

Weighted average APR	11.31%

APR (range)	3.90% to 26.00%

Weighted average original term	58.26 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	55.23 mos.

Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	952	10.15%	$17,154,732.42	14.91%

7.001% to 8.000%	958	10.21%	16,263,954.38	14.14%

8.001% to 9.000%	1,003	10.69%	14,019,878.11	12.19%

9.001% to 10.000%	895	9.54%	11,151,045.11	9.69%

10.001% to 11.000%	642	6.85%	7,710,970.50	6.70%

11.001% to 12.000%	613	6.54%	6,547,920.51	5.69%

12.001% to 13.000%	634	6.76%	7,079,253.13	6.15%

13.001% to 14.000%	621	6.62%	6,330,687.35	5.50%

14.001% to 15.000%	675	7.20%	6,863,925.95	5.97%

15.001% to 16.000%	568	6.06%	5,793,052.27	5.04%

16.001% to 17.000%	486	5.18%	5,029,571.76	4.37%

17.001% to 18.000%	464	4.95%	4,079,477.32	3.55%

18.001% to 19.000%	262	2.79%	2,369,271.89	2.06%

19.001% to 20.000%	215	2.29%	1,695,035.20	1.47%

20.001% to 21.000%	249	2.65%	1,858,779.30	1.62%

Over 21.000%	142	1.51%	1,084,423.54	0.94%

Totals	9,379	100.00 *	$115,031,978.74	100.00 *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	100	1.07%	$1,602,114.87	1.39%

Arizona	410	4.37	4,175,511.62	3.63

California	2,905	30.97	29,996,296.97	26.08

Colorado	78	0.83	921,012.48	0.8

Connecticut	6	0.06	73,430.70	0.06

Delaware	93	0.99	1,270,657.28	1.10

Florida	586	6.25	7,260,984.94	6.31

Georgia	314	3.35	4,573,218.68	3.98

Idaho	48	0.51	601,065.96	0.52

Illinois	647	6.90	9,006,311.47	7.83

Indiana	195	2.08	2,510,697.78	2.18

Iowa	80	0.85	1,175,270.35	1.02

Kansas	53	0.57	760,143.19	0.66

Kentucky	83	0.88	1,159,883.44	1.01

Maryland	217	2.31	2,883,350.56	2.51

Massachusetts	139	1.48	1,963,125.79	1.71

Michigan	443	4.72	6,114,228.83	5.32

Minnesota	102	1.09	1,578,392.30	1.37

Missouri	190	2.03	2,765,040.16	2.40

Montana	7	0.07	104,843.12	0.09

Nebraska	26	0.28	352,986.65	0.31

Nevada	319	3.40	3,688,467.31	3.21

New Jersey	436	4.65	5,777,798.89	5.02

North Carolina	316	3.37	4,467,438.56	3.88

Oklahoma	72	0.77	927,437.30	0.81

Oregon	163	1.74	1,986,242.51	1.73

Pennsylvania	252	2.69	3,183,607.07	2.77

South Carolina	135	1.44	1,802,003.04	1.57

Tennessee	113	1.20	1,669,214.42	1.45

Texas	247	2.63	3,326,012.40	2.89

Utah	29	0.31	453,359.18	0.39

Virginia	338	3.60	4,661,423.40	4.05

Washington	213	2.27	1,989,249.59	1.73

West Virginia	24	0.26%	251,157.93	0.22%

Totals	9,379	100.00 *	$115,031,978.74	100.00 *

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Description

1.4	Underwriting Agreement dated as of July 24, 2001 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.10	Indenture dated as of July 1, 2001 between Onyx Acceptance Owner Trust 2001-C and The Chase Manhattan Bank, as Indenture Trustee

4.11	Trust Agreement dated as of July 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

10.3	Sale and Servicing Agreement dated as of July 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL
CORPORATION

August 13, 2001	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.4	Underwriting Agreement dated as of July 24, 2001 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.10	Indenture dated as of July 1, 2001 between Onyx Acceptance Owner Trust 2001-C and The Chase Manhattan Bank, as Indenture Trustee

4.11	Trust Agreement dated as of July 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

10.3	Sale and Servicing Agreement dated as of July 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent